UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02661

Name of Fund:  Merrill Lynch Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Pacific Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
June 30, 2006


Merrill Lynch
Pacific Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Pacific Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of June 30, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Guinness Peat Group Plc                           4.8%
Takeda Pharmaceutical Co., Ltd.                   4.1
Aioi Insurance Co., Ltd.                          3.3
Tokyo Gas Co., Ltd.                               3.3
Millea Holdings, Inc.                             3.1
Mitsui Sumitomo Insurance Co., Ltd.               3.1
Mitsubishi Corp.                                  3.0
Reliance Industries Ltd.                          3.0
Kubota Corp.                                      2.9
Toyota Industries Corp.                           2.7



                                               Percent of
Five Largest Industries                        Net Assets

Insurance                                        10.5%
Chemicals                                        10.1
Pharmaceuticals                                   6.5
Automobiles                                       6.1
Auto Components                                   5.4

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                            67.9%
India                                             5.1
South Korea                                       4.8
New Zealand                                       4.8
Hong Kong                                         4.0
China                                             3.0
Australia                                         2.4
Singapore                                         2.1
Taiwan                                            0.9
Thailand                                          0.9
Malaysia                                          0.4
Other*                                            3.7

 * Includes portfolio holdings in short-term investments.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund performed well during the semi-annual reporting period, generating a positive absolute return and significantly exceeding the returns of its benchmarks.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +9.14%, +8.74%, +8.69%, +9.25% and +9.00%, respectively. For the same period, the Fund's unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Free Index and our Composite Index, posted respective returns of +3.53% and +3.77%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

All major Asian markets generated positive returns for the six-month period when measured in U.S. dollars. However, there was a wide deviation in performance depending on the country, and first quarter returns were far better than second quarter returns. In fact, the Fund's Composite Index declined by 2.9% in the second quarter after rising by 6.9% in the first quarter. Weakness reflected growing inflationary concerns globally and higher interest rates in the United States and most of Asia. Asian currencies did appreciate against the U.S. dollar, but not by a significant margin as ever-rising U.S. interest rates supported the U.S. currency. In this environment, equities began to appear less attractive relative to fixed income, and concerns about future economic growth increased. India proved to be the most volatile market in the Fund's benchmark, rising by 21.3% in the first quarter and declining by 9.3% in the second quarter. For the full six months, the best gains were generated by Singapore (+11.4%), Australia (+10.5%), India (+9.9%) and Hong Kong (+7.0%). Smaller gains were realized by Taiwan (+3.4%), South Korea (+2.4%) and Japan (+2.0%). The shares of companies with businesses in China and listings in Hong Kong also performed very well.

Within the Japanese market, which comprises the largest percentage of the Fund's composite benchmark, the best-performing sectors were foods, pharmaceuticals, electric and gas utilities, and insurance. The worst-performing sectors were consumer finance, retail stores, marine transport and warehouses.


What factors most influenced Fund performance during the period?

The Fund performed well during the period, benefiting from good stock selection, mostly in Japan and India, but also in China, New Zealand and South Korea. In Japan, the Fund was helped by good performance on the part of stocks in economically sensitive and defensive sectors. These stocks included Mitsubishi Rayon Co., Ltd., a major maker of acryl fiber, carbon fiber and MMA resin; Daikin Industries Ltd., a global leader in heating and air conditioning equipment; and Kubota Corp., Japan's largest maker of agricultural machinery. Mitsubishi Rayon benefited from higher prices of carbon fiber, a lightweight material that should see significantly increased application in the next generation of commercial aircraft. Daikin announced the acquisition of OYL, a Malaysian air-conditioning company, in the second quarter. This acquisition is expected to be mildly accretive and should provide synergistic benefits and a sales and service platform in North America for Daikin to market its own products. Suzuki Motor Corp., Takeda Pharmaceutical Co., Ltd. and Sumitomo Chemical Co., Ltd. also were strong performers. Suzuki is the largest shareholder of Maruti Udugy, the largest automobile manufacturer in India. Suzuki repurchased about 18% of its stock from General Motors Corp. (GM) during the first half of 2006, an action that was highly accretive because of low interest rates in Japan and the low earnings multiple of the stock. The company later issued a bond that is convertible into these shares. However, even assuming full conversion, the company will retain about a third of the shares purchased from GM as treasury shares. Takeda Pharmaceutical is Japan's largest pharmaceutical company and Sumitomo Chemical is one of Japan's largest chemical companies. In May the management of Takeda announced mid-term management targets calling for a steady increase in the dividend payout ratio, continued high return on equity and a series of share repurchases. In March, Sumitomo announced the start of construction of a petrochemical complex in Saudi Arabia that will be owned jointly with Saudi Aramco. Saudi Aramco will contribute an oil refinery to the joint venture, and the joint venture will receive natural gas at a low price for use as feedstock.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Outside of Japan, the Fund's best-performing stocks were Reliance Communication Ventures Ltd. (India), Guinness Peat Group Plc (New Zealand), POSCO (South Korea), Keppel Corp. Ltd. (Singapore), Dongfeng Motor Group Co. Ltd. (China) and China Shenhua Energy Co. Ltd. POSCO benefited from a sharp recovery in Asian spot prices for steel from a January low and continued consolidation of the global steel industry. Dongfeng Motor and China Shenhua Energy participated in the strong rally in Chinese shares that occurred during the period.

Stocks that detracted from performance were Japanese names Mitsubishi Corp., Rohm Co., Ltd., Chugai Pharmaceutical Co., Ltd., Resona Holdings, Inc. and JGC Corp. Performance of the Fund also suffered from its low exposure to Australia and Australian resource stocks such as BHP. The Fund did, however, benefit somewhat from strength in the Australian equity market through its position in Guinness Peat Group.


What changes were made to the portfolio during the period?

At the start of 2006, we attempted to increase exposure to markets that had performed particularly poorly in calendar year 2005 and where we saw good value. As such, we increased exposure to China early in the year through the initiation of positions in Angang New Steel Co. Ltd. and increased weightings in China Shenhua Energy and Dongfeng Motor. We also initiated exposure to Thailand and increased our weighting in the energy sector through the purchase of Thai integrated oil company PTT PCL. Later in the period, and after market corrections in May and June, we raised our weighting in India by establishing a position in Tata Iron & Steel Co. Ltd. This was financed through the sale of China Steel Corp. in Taiwan. In Japan, we initiated positions in several companies including Mitsuba Corp., Toda Corp., and Hitachi Plant Technologies Ltd. These shares were generally acquired at prices below book value. Aside from these changes, we eliminated positions in Asahi Kasei Corporation and initiated positions in Bumiputra-Commerce Holdings, Ebara Corporation, Halla Climate Control, Hisamitsu Pharmaceutical Co. and SK Telecom Co., Ltd. We also eliminated holdings of shares in several Indian companies that were acquired as a result of a spin-off from Reliance Holdings.

Reflecting the above actions and changes in market value, the Fund's exposure to Japan and Hong Kong decreased, while exposure to China, India, South Korea and Thailand increased. The portfolio's cash weighting also increased as a result of cash inflows into the Fund that had not been fully invested by period-end.


How would you characterize the Fund's position at the close of the period?

At the end of June, the Fund held 67.7% of its net assets in Japan, as compared to the composite benchmark's weighting of 68%. The next largest holdings were in Hong Kong/China (7%), India (5%), New Zealand (5%) and South Korea (5%). Australia remained significantly underweight at 3%, although the New Zealand position in Guinness Peat offers exposure to Australia through its holdings of Australian shares. Other positions were in Singapore (2%), Taiwan (1%), Thailand (1%) and Malaysia (less than 1%). The Fund had about 4% of its assets in cash. The Fund ended the period overweight in the Japanese insurance, health care and automobile sectors. It had a large exposure to the chemical sector. Because the Fund's currency exposure is not hedged and its yen exposure is nearly equal to that of the benchmark, the Fund and its benchmark should be similarly affected by changes in the yen/U.S. dollar exchange rate.

We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to serving your future investment needs.


Benjamin J. Moyer, CFA
Portfolio Manager


July 13, 2006


Effective July 2006, Portfolio Manager James Russell retired from the investment management business after 15 years with Merrill Lynch Investment Managers (MLIM) and a distinguished 30-year career. Mr. Russell's portfolio management responsibilities have been assumed by Benjamin J. Moyer, CFA, who has worked closely with Mr. Russell for the past 12 years managing Merrill Lynch Pacific Fund, Inc.'s strategies to generate strong results for investors.

As the Fund's portfolio manager, Mr. Moyer is primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Moyer was the Fund's associate portfolio manager from 2005 to 2006 and has been a Director of MLIM since 2001. He joined MLIM as a Vice President and Senior Fund Analyst for the Fund in 1994. Previously, he covered the Japanese automobile and machinery industries for 12 years as Senior Industry Analyst for Merrill Lynch Japan and served as Assistant Research Manager at Merrill Lynch Japan from 1991 to 1994. Before joining Merrill Lynch, Mr. Moyer was a Junior Equity Analyst with Okasan Securities in Tokyo from 1981 to 1983.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenence fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Performance Data (concluded)

Recent Performance Results
                                                                                    Market Performance
                                                                            In U.S. Dollars/In Local Currency

                                                                       6-Month           12-Month           10-Year
As of June 30, 2006                                                  Total Return      Total Return       Total Return
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*          +9.14%            +33.53%           +102.30%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*          +8.74             +32.54            + 90.05
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*          +8.69             +32.53            + 87.01
ML Pacific Fund, Inc. Class I Shares--Total Investment Return*          +9.25             +33.85            +107.43
ML Pacific Fund, Inc. Class R Shares--Total Investment Return*          +9.00             +33.21            +100.18
MSCI Pacific Region Index**                                             +3.53             +30.93            + 11.86
Constructed Index***                                                    +3.77             +30.40               --
   MSCI Australia                                                    +10.46/+9.06     +22.15/+25.32            --
   MSCI Hong Kong                                                    +7.02/+7.21      +12.07/+11.97            --
   MSCI India                                                        +9.94/+12.46     +38.37/+46.52            --
   MSCI Japan                                                        +1.95/-1.26      +35.96/+40.27            --
   MSCI Singapore                                                    +11.35/+5.94     +21.19/+13.64            --
   MSCI South Korea                                                  +2.37/-3.92      +44.12/+32.29            --
   MSCI Taiwan                                                       +3.38/+1.92       +7.72/+10.32            --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

 ** This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

*** The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI
    Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                    +33.53%           +26.52%
Five Years Ended 6/30/06                  +10.26            + 9.07
Ten Years Ended 6/30/06                   + 7.30            + 6.72



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                    +32.54%           +28.54%
Five Years Ended 6/30/06                  + 9.40            + 9.12
Ten Years Ended 6/30/06                   + 6.63            + 6.63



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                    +32.53%           +31.53%
Five Years Ended 6/30/06                  + 9.40            + 9.40
Ten Years Ended 6/30/06                   + 6.46            + 6.46



Class I Shares                                              Return

One Year Ended 6/30/06                                      +33.85%
Five Years Ended 6/30/06                                    +10.53
Ten Years Ended 6/30/06                                     + 7.57



Class R Shares                                              Return

One Year Ended 6/30/06                                      +33.21%
Five Years Ended 6/30/06                                    +10.30
Ten Years Ended 6/30/06                                     + 7.19


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    January 1, 2006 to
                                                              January 1,          June 30,           June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,091.40            $5.58
Class B                                                         $1,000           $1,087.40            $9.58
Class C                                                         $1,000           $1,086.90            $9.52
Class I                                                         $1,000           $1,092.50            $4.28
Class R                                                         $1,000           $1,090.00            $6.83

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.56            $5.39
Class B                                                         $1,000           $1,015.73            $9.25
Class C                                                         $1,000           $1,015.78            $9.20
Class I                                                         $1,000           $1,020.81            $4.13
Class R                                                         $1,000           $1,018.37            $6.59

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.07% for Class A, 1.84% for Class B, 1.83% for Class C, .82% for Class I and 1.31% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                       Shares
Country  Industry           Common Stocks                Held          Value

Australia--2.2%

         Capital Markets--0.9%

         Macquarie Bank Ltd.                          185,000   $     9,483,726

         Commercial Services
         & Supplies--0.5%

         Brambles Industries Ltd.                     613,207         5,011,379

         Industrial Conglomerates--0.4%

         Wesfarmers Ltd.                              154,200         4,047,494

         Textiles, Apparel & Luxury
         Goods--0.4%

         Billabong International Ltd.                 409,300         4,667,757

         Total Common Stocks in Australia                            23,210,356


China--3.0%

         Automobiles--0.9%

         Dongfeng Motor Group Co. Ltd. (b)         20,460,700         9,549,380

         Insurance--0.6%

         Ping An Insurance Group Co. of
           China Ltd.                               2,055,200         6,231,487

         Metals & Mining--0.6%

         Angang New Steel Co. Ltd.                  6,804,600         6,439,270

         Oil, Gas & Consumable
         Fuels--0.9%

         China Shenhua Energy Co. Ltd.
           Class H                                  5,121,500         9,462,279

         Total Common Stocks in China                                31,682,416


Hong Kong--4.0%

         Automobiles--1.0%

         Denway Motors Ltd.                        29,792,000         9,972,859

         Food Products--0.6%

         Cofco International Ltd.                  10,718,300         6,106,409

         Industrial Conglomerates--1.4%

         Hutchison Whampoa Ltd.                     1,659,138        15,145,215

         Real Estate Management
         & Development--1.0%

         Wharf Holdings Ltd.                        2,871,800        10,204,928

         Total Common Stocks in Hong Kong                            41,429,411


India--5.0%

         Chemicals--3.0%

         Reliance Industries Ltd.                   1,336,500        30,766,497

         Electric Utilities--0.2%

         National Thermal Power Corp. Ltd.          1,020,700         2,458,637

         Metals & Mining--0.7%

         Tata Iron & Steel Co. Ltd.                   663,000         7,684,838

         Oil, Gas & Consumable
         Fuels--0.4%

         Oil & Natural Gas Corp. Ltd.                 178,600         4,298,387

         Wireless Telecommunication
         Services--0.7%

         Reliance Communication
           Ventures Ltd. (b)                        1,336,500         7,229,699

         Total Common Stocks in India                                52,438,058



                                                       Shares
Country  Industry           Common Stocks                Held          Value

Japan--67.7%

         Auto Components--5.1%

         Calsonic Kansei Corp.                      1,010,100   $     6,450,361
         Futaba Industrial Co., Ltd.                  634,700        14,657,814
         Mitsuba Corp.                                383,800         4,149,734
         Toyota Industries Corp.                      704,900        27,871,653
                                                                ---------------
                                                                     53,129,562

         Automobiles--3.6%

         Honda Motor Co., Ltd.                        350,000        11,114,027
         Suzuki Motor Corp.                         1,208,000        26,154,048
                                                                ---------------
                                                                     37,268,075

         Building Products--3.4%

         Asahi Glass Co., Ltd.                        728,300         9,244,310
         Daikin Industries Ltd.                       748,500        25,994,358
                                                                ---------------
                                                                     35,238,668

         Chemicals--6.8%

         Mitsubishi Rayon Co., Ltd.                 2,588,200        21,101,364
         Shin-Etsu Chemical Co., Ltd.                 467,000        25,409,964
         Sumitomo Chemical Co., Ltd.                1,972,300        16,459,556
         Ube Industries Ltd.                        2,641,000         7,647,037
                                                                ---------------
                                                                     70,617,921

         Commercial Banks--3.7%

         Mizuho Financial Group, Inc.                   1,170         9,917,596
         Resona Holdings, Inc.                          2,707         8,548,546
         Shinsei Bank Ltd.                          1,494,100         9,475,769
         Sumitomo Mitsui Financial
           Group, Inc.                                    982        10,394,261
                                                                ---------------
                                                                     38,336,172

         Construction & Engineering--3.9%

         Hitachi Plant Technologies Ltd.              245,000         1,457,376
         JGC Corp.                                    701,000        12,074,260
         Okumura Corp.                              2,994,000        16,657,342
         Toda Corp.                                 2,053,400         9,933,344
                                                                ---------------
                                                                     40,122,322

         Electric Utilities--2.0%

         Chubu Electric Power Co., Inc.               768,600        20,775,699

         Electronic Equipment
         & Instruments--3.9%

         Hoya Corp.                                   591,200        21,048,716
         Murata Manufacturing Co., Ltd.               299,700        19,479,255
                                                                ---------------
                                                                     40,527,971

         Food & Staples Retailing--1.1%

         Seven & I Holdings Co. Ltd.                  346,200        11,417,347

         Gas Utilities--3.3%

         Tokyo Gas Co., Ltd.                        7,300,000        34,419,805

         Health Care Equipment
         & Supplies--2.1%

         Terumo Corp.                                 641,600        21,439,986

         Household Durables--1.4%

         Rinnai Corp.                                 217,200         5,757,040
         Sharp Corp.                                  594,000         9,394,673
                                                                ---------------
                                                                     15,151,713



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
Country  Industry           Common Stocks                Held          Value

Japan (concluded)

         Insurance--9.9%

         Aioi Insurance Co., Ltd.                   4,594,300   $    34,482,871
         Millea Holdings, Inc.                          1,719        32,029,655
         Mitsui Sumitomo Insurance Co., Ltd.        2,536,000        31,878,861
         Nipponkoa Insurance Co., Ltd.                531,600         4,594,505
                                                                ---------------
                                                                    102,985,892

         Machinery--3.9%

         Ebara Corp.                                      300             1,281
         Kubota Corp.                               3,185,400        30,233,644
         Tadano Ltd.                                1,200,000        10,087,915
                                                                ---------------
                                                                     40,322,840

         Office Electronics--1.8%

         Canon, Inc.                                  385,950        18,940,467

         Pharmaceuticals--6.5%

         Chugai Pharmaceutical Co., Ltd.              838,900        17,135,385
         Hisamitsu Pharmaceutical Co.                 266,000         8,167,432
         Takeda Pharmaceutical Co., Ltd.              689,000        42,913,703
                                                                ---------------
                                                                     68,216,520

         Semiconductors & Semiconductor
         Equipment--1.0%

         Rohm Co., Ltd.                               121,500        10,872,982

         Software--1.3%

         Fuji Soft, Inc.                              171,200         5,646,013
         Trend Micro, Inc.                            225,500         7,614,311
                                                                ---------------
                                                                     13,260,324

         Trading Companies
         & Distributors--3.0%

         Mitsubishi Corp.                           1,550,400        30,990,369

         Total Common Stocks in Japan                               704,034,635


Malaysia--0.4%

         Commercial Banks--0.4%

         Commerce Asset Holdings BHD                2,551,700         4,131,886

         Total Common Stocks in Malaysia                              4,131,886


New Zealand--4.8%

         Diversified Financial Services--4.8%
         Guinness Peat Group Plc                   32,175,808        49,472,852

         Total Common Stocks in New Zealand                          49,472,852


Singapore--2.0%

         Commercial Banks--0.4%

         Oversea-Chinese Banking Corp.                976,800         4,076,820

         Industrial Conglomerates--1.6%

         Keppel Corp. Ltd.                          1,857,500        17,267,050

         Total Common Stocks in Singapore                            21,343,870


South Korea--4.8%

         Auto Components--0.3%

         Halla Climate Control                        286,300         2,984,618

         Automobiles--0.6%

         Hyundai Motor Co.                             79,700         6,771,182

         Chemicals--0.3%

         Hanwha Chemical Corp.                        375,000         3,399,389



                                                       Shares
Country  Industry           Common Stocks                Held          Value

South Korea (concluded)

         Metals & Mining--1.9%

         POSCO (a)                                    289,200   $    19,347,480

         Multiline Retail--0.3%

         Lotte Shopping Co. (a)(b)(e)                 147,200         2,862,701

         Textiles, Apparel & Luxury
         Goods--0.9%

         Cheil Industries, Inc.                       265,800         9,273,722

         Wireless Telecommunication
         Services--0.5%

         SK Telecom Co., Ltd.                          23,000         4,945,715

         Total Common Stocks in
         South Korea                                                 49,584,807


Taiwan--0.9%

         Electronic Equipment
         & Instruments--0.9%

         Delta Electronics, Inc.                    1,720,314         4,888,314
         HON HAI Precision Industry Co., Ltd.         691,100         4,269,080

         Total Common Stocks in Taiwan                                9,157,394


Thailand--0.9%

         Oil, Gas & Consumable
         Fuels--0.9%

         PTT PCL                                    1,589,500         9,414,939

         Total Common Stocks in Thailand                              9,414,939

         Total Common Stocks
         (Cost--$590,430,696)--95.7%                                995,900,624



                              Warrants (f)

Australia--0.2%

         Capital Markets--0.2%

         Macquarie Capital Alliance Group
           (expires 6/28/2007)                      2,372,100         2,044,321

         Total Warrants
         (Cost--$3,616,922)--0.2%                                     2,044,321



                                                   Beneficial
         Short-Term Securities                       Interest

United States--3.7%

         Merrill Lynch Liquidity Series,
           LLC Cash Sweep Series I,
           4.78% (c)(d)                          $ 38,269,774        38,269,774

         Total Short-Term Securities
         (Cost--$38,269,774)--3.7%                                   38,269,774

Total Investments
(Cost--$632,317,392*)--99.6%                                      1,036,214,719
Other Assets Less Liabilities--0.4%                                   4,224,767
                                                                ---------------
Net Assets--100.0%                                              $ 1,040,439,486
                                                                ===============



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   677,591,979
                                                    ===============
    Gross unrealized appreciation                   $   364,872,662
    Gross unrealized depreciation                       (6,249,922)
                                                    ---------------
    Net unrealized appreciation                     $   358,622,740
                                                    ===============


(a) Depositary receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $  29,958,449    $595,750
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $ (1,560,000)       2,022


(d) Represents the current yield as of 6/30/2006.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Statement of Assets and Liabilities

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $5,238,071) (identified cost--$594,047,618)                                                             $   997,944,945
       Investments in affiliated securities, at value (identified cost--$38,269,774)                                   38,269,774
       Foreign cash (cost--$1,329,559)                                                                                  1,319,953
       Receivables:
           Dividends                                                                           $     3,385,446
           Capital shares sold                                                                       2,250,850          5,636,296
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  141,227
                                                                                                                  ---------------
       Total assets                                                                                                 1,043,312,195
                                                                                                                  ---------------

Liabilities

       Bank overdraft                                                                                                      13,737
       Payables:
           Capital shares redeemed                                                                   1,864,884
           Investment adviser                                                                          458,301
           Other affiliates                                                                            305,922
           Distributor                                                                                 229,865          2,858,972
                                                                                               ---------------    ---------------
       Total liabilities                                                                                                2,872,709
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,040,439,486
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $     1,116,973
       Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                      300,634
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      592,151
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    1,947,381
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       12,044
       Paid-in capital in excess of par                                                                               763,530,772
       Accumulated distributions in excess of investment income--net                           $  (42,765,833)
       Accumulated realized capital losses--net                                                   (88,238,591)
       Unrealized appreciation--net                                                                403,943,955
                                                                                               ---------------
       Total accumulated earnings--net                                                                                272,939,531
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,040,439,486
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $298,893,926 and 11,169,730 shares outstanding                             $         26.76
                                                                                                                  ===============
       Class B--Based on net assets of $74,043,018 and 3,006,335 shares outstanding                               $         24.63
                                                                                                                  ===============
       Class C--Based on net assets of $140,004,612 and 5,921,506 shares outstanding                              $         23.64
                                                                                                                  ===============
       Class I--Based on net assets of $524,522,414 and 19,473,808 shares outstanding                             $         26.93
                                                                                                                  ===============
       Class R--Based on net assets of $2,975,516 and 120,439 shares outstanding                                  $         24.71
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Statement of Operations

For the Six Months Ended June 30, 2006
Investment Income

       Dividends (net of $477,076 foreign withholding tax)                                                        $     7,760,227
       Interest from affiliates                                                                                           595,750
       Securities lending--net                                                                                              2,022
                                                                                                                  ---------------
       Total income                                                                                                     8,357,999
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,893,365
       Account maintenance and distribution fees--Class C                                              659,859
       Account maintenance and distribution fees--Class B                                              396,845
       Account maintenance fees--Class A                                                               352,269
       Transfer agent fees--Class I                                                                    265,095
       Custodian fees                                                                                  197,536
       Transfer agent fees--Class A                                                                    159,806
       Accounting services                                                                             145,168
       Transfer agent fees--Class C                                                                     85,349
       Transfer agent fees--Class B                                                                     53,452
       Registration fees                                                                                39,903
       Professional fees                                                                                33,036
       Printing and shareholder reports                                                                 30,665
       Directors' fees and expenses                                                                     20,813
       Account maintenance and distribution fees--Class R                                                6,135
       Pricing fees                                                                                      5,846
       Transfer agent fees--Class R                                                                      1,376
       Other                                                                                            19,465
                                                                                               ---------------
       Total expenses                                                                                                   5,365,983
                                                                                                                  ---------------
       Investment income--net                                                                                           2,992,016
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         17,605,390
           Foreign currency transactions--net                                                         (64,194)         17,541,196
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         51,952,364
           Foreign currency transactions--net                                                           85,397         52,037,761
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         69,578,957
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    72,570,973
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                   June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     2,992,016    $     3,037,795
       Realized gain--net                                                                           17,541,196         28,725,202
       Change in unrealized appreciation/depreciation--net                                          52,037,761        109,777,749
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         72,570,973        141,540,746
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                          --        (4,927,776)
           Class B                                                                                          --        (1,178,054)
           Class C                                                                                          --        (1,699,923)
           Class I                                                                                          --        (8,686,973)
           Class R                                                                                          --           (28,141)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                                  --       (16,520,867)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                          132,499,016         19,007,213
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                  20,997             12,771
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                205,090,986        144,039,863
       Beginning of period                                                                         835,348,500        691,308,637
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,040,439,486    $   835,348,500
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                     $  (42,765,833)    $  (45,757,849)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Financial Highlights
                                                       Class A                                          Class B

                                     For the                                          For the
The following per share data        Six Months                                       Six Months
and ratios have been derived          Ended                                            Ended
from information provided in         June 30,   For the Year Ended December 31,        June 30,  For the Year Ended December 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of period                         $   24.52 $  20.64 $  18.75  $  13.64 $  16.65   $  22.65  $  19.10 $  17.24 $  12.64  $  15.60
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net***        .09      .10      .08       .08      .03      (.02)     (.05)    (.07)    (.03)     (.08)
Realized and unrealized gain
(loss)--net                          2.15++   4.29++   2.87++      5.03   (2.38)     2.00++    3.92++   2.65++     4.63    (2.22)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       2.24     4.39     2.95      5.11   (2.35)       1.98      3.87     2.58     4.60    (2.30)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                              --    (.51)   (1.06)        --    (.66)         --     (.32)    (.72)       --     (.66)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $   26.76 $  24.52 $  20.64  $  18.75 $  13.64   $  24.63  $  22.65 $  19.10 $  17.24  $  12.64
                                  ==============================================   ==============================================

Total Investment Return**

Based on net asset value
per share                          9.14%+++   21.46%   16.22%    37.46% (14.72%)   8.74%+++    20.48%   15.34%   36.39%  (15.41%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                             1.07%*    1.13%    1.14%     1.21%    1.21%     1.84%*     1.90%    1.92%    2.00%     2.00%
                                  ==============================================   ==============================================
Investment income (loss)--net         .67%*     .48%     .43%      .55%     .20%    (.13%)*    (.25%)   (.37%)   (.22%)    (.57%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $ 298,894 $249,078 $188,572  $153,191 $109,718   $ 74,043  $ 79,128 $ 94,667 $118,551  $115,930
                                  ==============================================   ==============================================
Portfolio turnover                    5.95%   21.78%   20.09%    34.08%   11.68%      5.95%    21.78%   20.09%   34.08%    11.68%
                                  ==============================================   ==============================================

     * Annualized.

    ** Total investment returns exclude the effect of sales charges.

   *** Based on average shares outstanding.

    ++ Includes redemption fee, which is less than $.01 per share.

   +++ Aggregate total investment return.

       See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Financial Highlights (continued)
                                                       Class C                                          Class I

                                     For the                                          For the
The following per share data        Six Months                                       Six Months
and ratios have been derived          Ended                                            Ended
from information provided in         June 30,   For the Year Ended December 31,       June 30,   For the Year Ended December 31,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of period                         $   21.75 $  18.41 $  16.78  $  12.30 $  15.20   $  24.65  $  20.74 $  18.87 $  13.68  $  16.67
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net***      (.01)    (.06)    (.06)     (.03)    (.08)        .12       .16      .13      .12       .07
Realized and unrealized gain
(loss)--net                          1.90++   3.80++   2.56++      4.51   (2.16)     2.16++    4.31++   2.88++     5.07    (2.40)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations       1.89     3.74     2.50      4.48   (2.24)       2.28      4.47     3.01     5.19    (2.33)
                                  ----------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                              --    (.40)    (.87)        --    (.66)         --     (.56)   (1.14)       --     (.66)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $   23.64 $  21.75 $  18.41  $  16.78 $  12.30   $  26.93  $  24.65 $  20.74 $  18.87  $  13.68
                                  ==============================================   ==============================================

Total Investment Return**

Based on net asset value
per share                          8.69%+++   20.54%   15.34%    36.42% (15.42%)   9.25%+++    21.75%   16.48%   37.94%  (14.58%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                             1.83%*    1.90%    1.92%     2.00%    2.00%      .82%*      .88%     .89%     .96%      .96%
                                  ==============================================   ==============================================
Investment income (loss)--net       (.07%)*   (.33%)   (.36%)    (.26%)   (.59%)      .91%*      .74%     .66%     .81%      .48%
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $ 140,005 $107,893 $ 63,988  $ 45,458 $ 31,748   $524,522  $397,782 $343,639 $312,607  $228,069
                                  ==============================================   ==============================================
Portfolio turnover                    5.95%   21.78%   20.09%    34.08%   11.68%      5.95%    21.78%   20.09%   34.08%    11.68%
                                  ==============================================   ==============================================

      * Annualized.

     ** Total investment returns exclude the effect of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

    *** Based on average shares outstanding.

     ++ Includes redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                   For the Period
                                                                         For the Six                                 January 3,
                                                                         Months Ended     For the Year Ended         2003++ to
The following per share data and ratios have been derived                  June 30,          December 31,           December 31,
from information provided in the financial statements.                       2006          2005          2004           2003
Per Share Operating Performance

       Net asset value, beginning of period                              $     22.67    $     19.14    $     17.53    $     12.61
                                                                         -----------    -----------    -----------    -----------
       Investment income--net***                                                 .06            .03            .06            .20
       Realized and unrealized gain--net                                      1.98**         3.99**         2.67**           4.72
                                                                         -----------    -----------    -----------    -----------
       Total from investment operations                                         2.04           4.02           2.73           4.92
                                                                         -----------    -----------    -----------    -----------
       Less dividends from investment income--net                                 --          (.49)         (1.12)             --
                                                                         -----------    -----------    -----------    -----------
       Net asset value, end of period                                    $     24.71    $     22.67    $     19.14    $     17.53
                                                                         ===========    ===========    ===========    ===========

Total Investment Return

       Based on net asset value per share                                   9.00%+++         21.25%         16.14%      39.02%+++
                                                                         ===========    ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses                                                               1.31%*          1.35%          1.18%         1.46%*
                                                                         ===========    ===========    ===========    ===========
       Investment income--net                                                  .46%*           .14%           .40%          .31%*
                                                                         ===========    ===========    ===========    ===========

Supplemental Data

       Net assets, end of period (in thousands)                          $     2,976    $     1,468    $       443         --++++
                                                                         ===========    ===========    ===========    ===========
       Portfolio turnover                                                      5.95%         21.78%         20.09%         34.08%
                                                                         ===========    ===========    ===========    ===========

         * Annualized.

        ** Includes redemption fee, which is less than $.01 per share.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Amount is less than $1,000.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended June 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $20,208           $252,939
Class I                                      $   119                 --



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Notes to Financial Statements (continued)


For the six months ended June 30, 2006, MLPF&S received contingent deferred sales charges of $44,394 and $34,952 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended June 30, 2006, MLIM, LLC received $853 in securities lending agent fees.

In addition, MLPF&S received $29,584 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2006.

For the six months ended June 30, 2006, the Fund reimbursed MLIM $7,975 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2006 were $160,013,811 and $56,289,255, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $132,499,016 and $19,007,213 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                1,782,736    $    47,418,542
Automatic conversion of shares               402,535         10,571,862
                                     ---------------    ---------------
Total issued                               2,185,271         57,990,404
Shares redeemed                          (1,174,042)       (30,988,980)
                                     ---------------    ---------------
Net increase                               1,011,229    $    27,001,424
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                1,759,929    $    38,874,399
Shares issued to shareholders in
   reinvestment of dividends                 178,610          4,048,227
Automatic conversion of shares               997,042         21,014,333
                                     ---------------    ---------------
Total issued                               2,935,581         63,936,959
Shares redeemed                          (1,914,112)       (41,059,275)
                                     ---------------    ---------------
Net increase                               1,021,469    $    22,877,684
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                  356,305    $     8,674,136
                                     ---------------    ---------------
Automatic conversion of shares             (436,413)       (10,571,862)
Shares redeemed                            (406,408)        (9,886,615)
                                     ---------------    ---------------
Total redeemed                             (842,821)       (20,458,477)
                                     ---------------    ---------------
Net decrease                               (486,516)    $  (11,784,341)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  564,673    $    11,510,022
Shares issued to shareholders in
   reinvestment of dividends                  49,923          1,000,310
                                     ---------------    ---------------
Total issued                                 614,596         12,510,332
                                     ---------------    ---------------
Automatic conversion of shares           (1,081,900)       (21,014,333)
Shares redeemed                            (997,315)       (19,398,649)
                                     ---------------    ---------------
Total redeemed                           (2,079,215)       (40,412,982)
                                     ---------------    ---------------
Net decrease                             (1,464,619)    $  (27,902,650)
                                     ===============    ===============



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                1,673,341    $    39,214,833
Shares redeemed                            (713,249)       (16,702,483)
                                     ---------------    ---------------
Net increase                                 960,092    $    22,512,350
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                2,115,938    $    41,672,311
Shares issued to shareholders in
   reinvestment of dividends                  74,259          1,481,303
                                     ---------------    ---------------
Total issued                               2,190,197         43,153,614
Shares redeemed                            (705,048)       (13,424,967)
                                     ---------------    ---------------
Net increase                               1,485,149    $    29,728,647
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                6,545,119    $   178,813,162
Shares redeemed                          (3,208,596)       (85,431,575)
                                     ---------------    ---------------
Net increase                               3,336,523    $    93,381,587
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                3,993,072    $    87,685,138
Shares issued to shareholders in
   reinvestment of dividends                 337,100          7,735,332
                                     ---------------    ---------------
Total issued                               4,330,172         95,420,470
Shares redeemed                          (4,764,867)      (101,950,357)
                                     ---------------    ---------------
Net decrease                               (434,695)    $   (6,529,887)
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
June 30, 2006                                 Shares             Amount

Shares sold                                   99,131    $     2,442,631
Shares redeemed                             (43,476)        (1,054,635)
                                     ---------------    ---------------
Net increase                                  55,655    $     1,387,996
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                   58,308    $     1,174,162
Shares issued to shareholders in
   reinvestment of dividends                   1,325             28,140
                                     ---------------    ---------------
Total issued                                  59,633          1,202,302
Shares redeemed                             (17,991)          (368,883)
                                     ---------------    ---------------
Net increase                                  41,642    $       833,419
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2006.


6. Capital Loss Carryforward:
On December 31, 2005, the Fund had a net capital loss carryforward of $105,679,534, of which $64,846,173 expires in 2010, $40,017,886 expires in
2011 and $815,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.045829 per Class A Share, $.045726 per Class B Share, $.045597 per Class C Share, $.045865 per Class I Share and $.045696 per Class R Share on July 19, 2006 to shareholders of record on July 13, 2006.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director, whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to a retail offshore fund and an institutional separate account under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all retail and institutional Pacific region funds, for the periods ended February 28, 2006, the Fund's performance after fees and expenses ranked in the third quintile for each of the one- and five-year periods and in the fourth quintile for the three-year period. The Board also considered the Fund's performance based on annualized total return and noted that the Fund's total return was in the second quintile for each of the one-year periods ended February 28, 2005 and 2002, in the third quintile for the one-year period ended February 28, 2006, in the fourth quintile for the one-year period ended February 28, 2003 and in the fifth quintile for the period ended February 28, 2004. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager and considers the experience of the Fund's portfolio manager. The Board noted that effective June 30, 2006, Benjamin J. Moyer will be the Fund's portfolio manager, replacing James Russell (who is retiring). The Board noted that Mr. Moyer, previously the Fund's associate portfolio manager, has more than fifteen years of investment experience. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to a retail offshore fund and an institutional separate account with similar investment mandates. It was noted that the fees charged by the Investment Adviser to the retail offshore fund were higher than those being charged to the Fund. The Board also noted that the fees charged by the Investment Adviser to the institutional separate account were less than the fees being charged to the Fund but determined that the Investment Adviser provided less extensive services to institutional clients. The Board noted that the Fund's actual and contractual management fees and actual total expenses including investment-related expenses were significantly below the medians of fees and expenses of comparable funds as classified by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement.

The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)



In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Benjamin J. Moyer, Vice President and
   Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availabillity of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH PACIFIC FUND, INC.                                  JUNE 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Pacific Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: August 23, 2006